Exhibit  10.10
                           Advisory Service Agreement


THIS CONSULTING AGREEMENT ("Agreement") is entered into this __th day of May 2003 by and between Sequiam Corporation, a Florida corporation located at 300 Sunport Lane, Orlando, Fl 32809 ("Company"), and Kevin Welch located at 468 North Camden Dr., Suite 200, Beverly Hills, CA 90210 ("Advisor").


RECITALS

Advisor, through the expenditure of considerable money, time and effort, has created and developed, and is continuing to improve an efficient system for providing advisory services ("Services") to private and public companies. The Company desires to obtain the assistance of Advisor, and Advisor is willing to provide such assistance, with respect to the Services.

NOW in consideration of the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged by each of the parties, the Company and Advisor hereby agrees as follows:

1. Appointment as Advisor / Scope of Services: The Company hereby engages Advisor as an advisor in connection with the Services. Advisor hereby agrees to perform such advisory services upon the terms and conditions hereinafter set forth. Advisor shall provide advise on capital market management and financial public relations; advise on re-listing the Company's securities on NASDAQ small-cap or AMEX; design and arrange public and investor relations agreements for the Company; monitor OTC Internet Message Boards regarding the Company; review Company due diligence presentations to market makers; advise on the distribution of Company news and relevant information to market makers, advise regarding the development of financial media and market awareness programs; advise on the distribution of press releases to Company shareholders; advise regarding the presentation of the Company to various media, periodical sources, and provide advise regarding appropriate national and regional media outlets, including appropriate trade journals; and to use its reasonable best endeavors to comply with all reasonable requests of the Company in relation to the performance of the Services as outlined herein.
Term: Unless sooner terminated in accordance with the termination provisions set forth in this Agreement, the term of this Agreement shall be for a period of One
(1) year commencing on the date hereof.
Services of the Advisor: The parties agree that the work performed by Advisor will be governed by the general terms and conditions of this Agreement. The services performed by Advisor may be performed at days and times, and in order and sequence as Advisor deems desirable. Advisor is not a registered broker dealer or associated person of such, and is not purporting to act in any capacity requiring registration as a broker dealer or associated person.


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Advisor's Fee: As compensation for Advisor's services pursuant hereto as outlined in Section 1 of this Agreement, the Company agrees to pay follows:
Advisor shall receive Two Hundred and Fifty Thousand common shares of the Company.
Company shall register shares issued in connection with this Agreement on Form S-8 with the Securities and Exchange Commission.
Advisor shall receive Warrants to purchase Three Hundred Thousand common shares of the Company. Such warrants shall expire one year from the date of this agreement and the exercise price shall be the market price at the exercise date.
Expenses: Advisor's expenses will be paid by the Company after obtaining written approval by the Company.
Arbitration: The parties shall resolve any disputes arising hereunder before a panel of one arbitrator selected in accordance with the rules of the American Arbitration Association. The arbitration shall be held in Orlando, Florida. Disputes under this Agreement as well as all of the terms and conditions of this Agreement shall be governed in accordance with the laws of the State of Florida (without regard to its conflicts of law principles). The successful party in the arbitration proceedings shall be entitled to an award of reasonable attorney's fees and costs from the arbitrator.
Obligations of the Company: The Company hereby agrees to cooperate with the Advisor and to provide Advisor with access to all information reasonably requested by Advisor related to the Services.
Representations and Warranties of the Advisor: Advisor hereby represents and warrants as of the date hereof each of the following: Advisor has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Advisor and the consummation by Advisor of the transactions contemplated hereby have been duly authorized by Advisor, and no other action on the part of Advisor is necessary to authorize this Agreement and such transaction.
Representations and Warranties of the Company: Company hereby represents and warrants as of the date hereof each of the following: Company has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Company and the consummation by Company of the transactions contemplated hereby have been duly authorized by Company, and no other corporate proceedings on the part of Company is necessary to authorize this Agreement and such transaction. Independent Contractor: Advisor and Advisor's personnel will act as independent contractors in the performance of the Services under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's personnel. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employment and employer, between Advisor and Advisor's personnel and the Company.
Termination: The Company and Advisor may terminate this Agreement at any time with mutual consent and either party may terminate this Agreement with Thirty
(30) days written notice under the following conditions:
By  the  Company.
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If during the Term of this Agreement, Advisor is unable to provide the Services as set forth herein for Thirty (30) consecutive days because of illness, or other incapacity of Advisor; or, if Advisor willfully breaches or neglects the duties required to be performed herein.
By  Advisor.
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If the Company breaches this Agreement or fails to honor any payments made to
Advisor in common shares; or fail to provide information or documents required herein; or, If the Company ceases business, files a petition in a court of bankruptcy, sells controlling interest to a third party, or sells substantially all of its assets to another corporation.

In the event either party elects to terminate for cause or this Agreement is terminated prior to the expiration Term, the Company shall be responsible to pay Advisor for unreimbursed expenses accrued.

12. Notice: Any notice of communication to be given under the terms of this Agreement shall be in writing and delivered in person or deposited certified or registered, in the United States mail, postage prepaid, addressed as follows:


If to Advisor:                      Mr. Kevin Welch
                                    468 North Camden Drive, Suite 200
                                    Beverly Hills, CA  90210


If to Company:                      Mr. Nick VandenBrekel
                                    Sequiam Corporation
                                    300 Sunport Lane
                                    Orlando, FL  32809

13. Counterparts: This Agreement may be executed in separate counterparts and via facsimile, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

14. Entire Agreement: This Agreement constitutes and embodies the full and complete understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings whether oral or in writing and may not be modified except by writing signed by the parties hereto.

IN WITNESS WHEROF, this Consulting Agreement has been executed as of the day and year first written above.

The Company: Sequiam Corporation


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By:  __________________________________________
     Nick VandenBrekel, Chief Executive Officer



The  Advisor:



__________________________________________
     Kevin Welch


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